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                                                                    EXHIBIT 10.3

                                                                        09/12/94

                       ADDENDUM #2 TO MARKETING AGREEMENT

         Addendum executed this 28th day of September, 1994, between Information Technology, Inc., a Nebraska corporation ("ITI"), and Hyland Software, Inc., an Ohio corporation ("HYLAND").

                                    RECITALS

         A. ITI and HYLAND are the parties to that certain Marketing Agreement, dated January 18, 1994, and an Addendum thereto, dated August 9, 1994 (collectively, the "Agreement"), pursuant to which ITI has obtained from HYLAND certain exclusive marketing rights to the OnBase(TM) Information Management System software products; and

         B. The parties desire to modify the Agreement in certain respects.

         NOW, THEREFORE, in consideration of the foregoing Recitals and of the covenants and promises herein and in the Agreement contained, the parties hereto agree as follows:

                                      TERMS

         1. Effect. Except as herein specifically amended, the Agreement remains in full force and effect. Terms defined in the Agreement are used herein as therein defined unless the context clearly otherwise requires.

         2. Trade Secrets. Section 7.1 of the Agreement is hereby amended in its entirety as follows:

         7.1 Non-Disclosure.

             7.1.1 ITI acknowledges that the Products are the confidential and proprietary property of HYLAND. HYLAND acknowledges the software of ITI with which the Products will be marketed is the proprietary and confidential property of ITI. Both ITI and HYLAND agree to take all reasonable steps necessary to ensure that neither the Products nor any of the software of ITI nor the Documentation for the Products nor any documentation for ITI's software, nor any portion of any thereof, on magnetic tape or disc or in any other form, shall be made available or disclosed by HYLAND or ITI or any of their agents or employees to any other person, firm or corporation, except as contemplated by this Agreement. Disclosure by ITI or HYLAND of the confidential and proprietary information of the other to their employees and agents to the extent such disclosure is reasonably necessary shall be permitted, provided however, that both HYLAND and ITI shall cause their employees and agents to observe the non-

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                                                                        09/12/94

         disclosure covenants set forth above. Both parties understand that the combination of ideas, procedures, processes, systems, logic, coherence and methods of operation embodied within either party's programs are trade secret information. Neither party will use any such trade secret information for any purpose not expressly authorized by this Agreement or authorized by the other party in writing and will not disclose any such trade secret information to any third party without prior written consent of the other party, except pursuant to a court order or the order of other governmental authority of competent jurisdiction. This paragraph shall survive the term or termination of this Agreement without limitation as to duration.

                  7.1.2 For the purpose of this Section 7.1, "trade secret information" shall not include and the restrictions of this Section 7.1 shall not apply to:

                       (a) any information which, as of the date hereof, is
                  already in the public domain;

                       (b) any information which comes into the public
                  domain other than through the acts or omissions of ITI or its employees, agents or licensees and its successors or assigns;

                       (c) any information lawfully obtained by ITI or its
                  licensees from third parties who are not subject to a non-disclosure obligation; and

                       (d) any information independently developed by ITI or
                  its licensees without use of or reference to, in any fashion, the trade secret information of HYLAND.

         IN WITNESS WHEREOF, the parties have executed this Addendum the date and year first above written.

INFORMATION TECHNOLOGY, INC.                     HYLAND SOFTWARE, INC.

By: /s/ Donald F. Dillon                         By: /s/ John P. Hyland
    ---------------------------                      -------------------------
    Donald F. Dillon, President                      John P. Hyland, President


Address: 1345 Old Cheney Road                    Address: The Bridge Bldg., A50
         Lincoln, NE 68512                       Rocky River, OH 44116

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